SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2001




                            PORTLAND BREWING COMPANY
             (Exact name of registrant as specified in its charter)



                                     Oregon
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-25836                                         93-0865997
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


               2730 NW 31st Avenue, Portland, Oregon         97210
             -------------------------------------------------------
              (Address of Principal Executive Offices)     (Zip Code)


                                 (503) 226-7623
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4 Change in Registrant's Certifying Accountant.

         Effective October 29, 2001 Portland Brewing Company (the "Company"), dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent accountants and engaged Moss Adams LLP as its new independent accountants.

         The reports of Arthur Andersen on the financial statements for the past two years of the Company did not contain any adverse opinion or disclaimer of opinion nor were they modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Audit Committee of the Company.

         During the two most recent fiscal years ended December 31, 2000, and the interim period from December 31, 2000 until the date of dismissal (the "Relevant Period"), there have been no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure or audit scope or procedure which disagreements if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference in connection with their opinion to the subject matters of the disagreements.

         During the Relevant Period, neither the Company nor anyone on its behalf has consulted with its new independent accountant, Moss Adams LLP, regarding (1) the application of accounting principles to a specific completed or contemplated transaction; (2) the type of audit opinion that might be rendered on the Company's financial statements; or (3) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(v) of Regulation S-B.

         The Company requested that Arthur Andersen furnish a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen agrees with the above statements, and if not, in what respects it does not agree. A copy of such letter dated October 31, 2001 is attached as an exhibit to this Form 8-K.


Item 7  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number      Exhibit
         --------------      -------

         16.1 Letter From Arthur Andersen, LLP to the Securities and Exchange Commission dated October 31, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PORTLAND BREWING COMPANY
                                            (Registrant)


Date:  November 2, 2001                 By: /s/ Charles A. Adams
                                                -------------------------------
                                                Charles A. Adams
                                                President